9. COMMITMENTS	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
9. COMMITMENTS

Note 9. COMMITMENTS

In July 2012 the Company entered into a nine month lease for its corporate offices.  The agreement required the Company to make minimum monthly lease payments plus its pro-rata share of operating expenses.  The lease terminates in March 2013 whereupon the Company has the option to extend the lease in six month increments.

Rent expense for the year ended December 31, 2012 was $4,525.

In February 2012, the Company entered into an agreement to sell, on a non-dilutive basis, 9,108,118 common shares, representing 7.5% of the Company's then outstanding common shares, for $50,000 (or approximately $0.055 per share) to an unrelated third party.  The shares sold are restricted and have the option to be converted into preferred shares on a one for one basis for a five year term.  At this time the Company has not yet established this preferred class of stock.

As a result of this issuance, the Company, under the terms of a consulting agreement dated July 2010, is obligated to issue an additional 1,932,805 shares of its common stock to a third party consultant (see notes 5 and 7) in order for that party to maintain its 9.99% ownership in the Company.  At the same instant, the Company will also be required to issue an additional 3,477,150 shares of its common shares to the entity that acquired a 7.5% stake in the Company (see above).